Exhibit 99.1
Press Release
For Immediate Release
Brooks Automation Reports Third Quarter Financial Results And Initiates
Payment of A Quarterly Cash Dividend
Chelmsford, Massachusetts August 4, 2011 — Brooks Automation, Inc. (Nasdaq: BRKS) announced financial results for the Company’s third quarter of fiscal year 2011 ended on June 30, 2011.
Revenues for the third quarter of fiscal 2011 were $186.1 million, compared to revenues of $156.8 million in the third quarter of fiscal 2010, an increase of 18.7%. Sequentially, revenues decreased 3.4% from second quarter fiscal 2011 revenues of $192.7 million. Order bookings for the third quarter of fiscal 2011 were $190.8 million, a 1.5% sequential decrease as compared to order bookings in the fiscal second quarter of $193.7 million.
Net income attributable to Brooks Automation, Inc. for the third quarter of fiscal 2011 amounted to $66.2 million, or $1.02 per diluted share. The result included the gain on sale of the contract manufacturing business which resulted in a pre-tax gain of $45.0 million with associated taxes on the gain of $2.4 million. This and other special charges and non-recurring income and their impact on comparative results are identified in the unaudited table included with this release.
Excluding special charges or non-recurring income, the adjusted net income of $23.3 million or $0.36 per diluted share compares on a sequential basis with $26.8 million or $0.41 per diluted share and improves on income of $16.9 million or $0.26 per diluted share in the third quarter of fiscal 2010. Including special charges and non-recurring income, the Net income attributable to Brooks in the second quarter of fiscal 2011 and the third quarter of fiscal 2010 was $26.6 million, or $0.41 per diluted share, and $16.6 million, or $0.26 per diluted share, respectively.
Revenues for the nine months ended June 30, 2011 were $557.2 million, a 35.5% increase over revenues of $411.3 million for the nine months ended June 30, 2010. Net income attributable to Brooks for the nine months ended June 30, 2011 was $116.3 million or $1.79 per diluted share, as compared to $34.8 million or $0.54 per diluted share for the nine months ended June 30, 2010. Excluding the impact of special charges and non-recurring income, net income increased to $73.9 million or $1.14 per diluted share for the nine months ended June 30, 2011 as compared to $25.9 million or $0.40 per diluted share, for the nine months ended June 30, 2010.
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Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

Brooks Automation Reports Third Quarter Financial Results	page two
Adjusted Earnings before Interest, Tax, Depreciation and Amortization for the third quarter of fiscal 2011 was $29.5 million, which compared to $34.1 million in the second quarter of fiscal 2011 and $22.5 million in the third quarter of fiscal 2010. A reconciliation of non-GAAP measures to the most nearly comparable GAAP measure follows the consolidated statements of operations, balance sheets and statements of cash flows included in this release. Adjusted Earnings before Interest, Tax, Deprecation and Amortization for the nine months ended June 30, 2011 was $93.5 million as compared to $45.4 million for the nine months ended June 30, 2010.
Net cash provided by operating activities for the third quarter of fiscal 2011 was $28.3 million, which together with net proceeds from the company’s M&A activities of $76.7 million and net of capital expenditures of $1.0 million resulted in an increase of total cash and marketable securities to $282.4 million at June 30, 2011. For the first nine months of the fiscal year cash from operating activities was $67.2 million and the increase in total cash and marketable securities was $139.9 million.
Steve Schwartz, Chief Executive Officer and President of Brooks stated, “We have seen a high level of uncertainty associated with our near-term revenues into semiconductor markets with significant demand adjustments from our OEM customers consistent with the public outlook they have provided. This trend had been generally negative, however our positioning into adjacent markets is cushioning Brooks from the worst of this current demand correction.”
Dr. Schwartz continued, “In the coming months we will have significant focus on the successful integration of our Nexus Biosystems and RTS Life Sciences acquisitions. The formation of Brooks Life Science Systems is intended to be a vehicle for substantial long term growth in the Life Sciences market of which our initial growth in Biobanking and Automated Sample Management Systems will be a key foundation.”
The Company additionally announced that the Board of Directors had declared a dividend of $0.08 per share payable on September 30, 2011 to stock holders of record on September 9, 2011. Future dividend declarations, as well as the record and payment dates for such dividends, are subject to the final determination of the Company’s Board of Directors.
Martin Headley, Executive Vice-President and Chief Financial Officer, observed that “The initiation of a dividend payment represents a third leg to enhancing shareholder value following the focus on higher performing components in our core business and the start of investment in a new growth platform through recent acquisitions.”
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Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

Brooks Automation Reports Third Quarter Financial Results	page three
Brooks management will webcast its third quarter earnings conference at 4:30 p.m. Eastern Time to discuss the attached quarterly results and business highlights. During the call, Company management will respond to questions concerning, but not limited to, the Company’s financial performance, business conditions and industry outlook. Their responses could contain information that has not been previously disclosed.
Analysts, investors and members of the media can access the live broadcast available on Brooks’ website at www.brooks.com. The call will be archived on this website for convenient on-demand replay.
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About Brooks Automation, Inc.
Brooks is a leading worldwide provider of automation, vacuum and instrumentation solutions to markets where our technologies provide superior value in controlled environments; our engineering competencies provide our customers with speed to market; and our global service capabilities ensure rapid uptime response. Global semiconductor manufacturing is our heritage and the largest market we currently serve. However, through our product initiatives and business acquisitions, we are increasingly meeting the needs of customers across a broad spectrum of applications in life sciences, analytical & research markets, and clean energy solutions. For more information go to www.brooks.com.
“Safe Harbor Statement” under Section 21E of the Securities Exchange Act of 1934
Some statements in this release are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Brooks’ financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. These forward-looking statements include statements regarding our revenue and operating margin expectations, our ability to develop further our business in new and adjacent markets, and our ability to achieve financial success in the future. Factors that could cause results to differ from our expectations include the following: volatility of the industries the Company serves, particularly the semiconductor industry; our possible inability to meet demand for our products due to difficulties in obtaining components and materials from our suppliers - particularly those manufacturing in Japan — in required quantities and of required quality; the inability of customers to make payments to us when due; the timing and effectiveness of cost reduction and cost control measures; price competition; disputes concerning intellectual property; continuing uncertainties in global political and economic conditions, and other factors and other risks that we have described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K, current reports on Form 8-K and our quarterly reports on Form 10-Q. As a result we can provide no assurance that our future results will not be materially different from those projected. Brooks expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Brooks undertakes no obligation to update the information contained in this press release.
Contact:
Barbara Culhane
Corporate Marketing Manager
Brooks Automation, Inc.
978-262-2400
www.brooks.com
Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(In thousands, except share and per share data)

	June 30,	September 30,
	2011	2010
Assets
Current assets
Cash and cash equivalents	$133,115	$59,823
Restricted cash	760	—
Marketable securities	64,804	49,011
Accounts receivable, net	82,547	92,273
Inventories, net	93,525	115,787
Prepaid expenses and other current assets	10,179	10,437

Total current assets	384,930	327,331
Property, plant and equipment, net	58,270	63,669
Long-term marketable securities	83,686	33,593
Goodwill	51,694	48,138
Intangible assets, net	10,395	11,123
Equity investment in joint ventures	34,747	31,746
Other assets	2,637	2,624

Total assets	$626,359	$518,224

Liabilities and equity
Current liabilities
Accounts payable	$45,177	$65,734
Deferred revenue	7,640	4,365
Accrued warranty and retrofit costs	7,617	8,195
Accrued compensation and benefits	15,449	13,677
Accrued restructuring costs	566	3,509
Accrued income taxes payable	3,930	1,040
Accrued expenses and other current liabilities	9,777	11,635

Total current liabilities	90,156	108,155
Income taxes payable	13,223	12,446
Long-term pension liability	5,728	5,466
Other long-term liabilities	3,280	2,805

Total liabilities	112,387	128,872

Contingencies
Equity
Preferred stock, $0.01 par value, 1,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 125,000,000 shares authorized, 79,521,639 shares issued and 66,059,770 shares outstanding at June 30, 2011, 78,869,331 shares issued and 65,407,462 shares outstanding at September 30, 2010	795	789
Additional paid-in capital	1,807,102	1,803,121
Accumulated other comprehensive income	23,865	19,510
Treasury stock at cost, 13,461,869 shares at June 30, 2011 and September 30, 2010	(200,956)	(200,956)
Accumulated deficit	(1,117,395)	(1,233,649)

Total Brooks Automation, Inc. stockholders’ equity	513,411	388,815
Noncontrolling interest in subsidiaries	561	537

Total equity	513,972	389,352

Total liabilities and equity	$626,359	$518,224

Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(In thousands, except per share data)

	Three months ended		Nine months ended
	June 30,		June 30,
	2011	2010	2011	2010
Revenues
Product	$166,658	$141,681	$502,783	$366,467
Services	19,478	15,109	54,371	44,873

Total revenues	186,136	156,790	557,154	411,340

Cost of revenues
Product	115,299	99,086	342,933	263,556
Services	13,867	11,799	38,258	36,683

Total cost of revenues	129,166	110,885	381,191	300,239

Gross profit	56,970	45,905	175,963	111,101

Operating expenses
Research and development	10,025	7,901	28,365	23,119
Selling, general and administrative	24,676	21,200	74,399	61,021
Restructuring charges	97	288	557	2,294

Total operating expenses	34,798	29,389	103,321	86,434

Operating income	22,172	16,516	72,642	24,667
Interest income	350	221	886	814
Interest expense	10	7	39	34
Sale of intellectual property rights	—	—	—	7,840
Sale of contract manufacturing business	45,009	—	45,009	—
Loss on investment	—	—	—	191
Other (income) expense, net	(1,068)	7	(1,485)	295

Income before income taxes and equity in earnings (losses) of joint ventures	68,589	16,723	119,983	32,801
Income tax provision (benefit)	3,300	(35)	5,323	(2,219)

Income before equity in earnings (losses) of joint ventures	65,289	16,758	114,660	35,020
Equity in earnings (losses) of joint ventures	900	(112)	1,618	(303)

Net income	$66,189	$16,646	$116,278	$34,717
Add: Net loss (income) attributable to noncontrolling interests	(6)	(74)	(24)	89

Net income attributable to Brooks Automation, Inc.	$66,183	$16,572	$116,254	$34,806

Basic net income per share attributable to Brooks Automation, Inc. common stockholders	$1.02	$0.26	$1.80	$0.55

Diluted net income per share attributable to Brooks Automation, Inc. common stockholders	$1.02	$0.26	$1.79	$0.54

Shares used in computing earnings per share
Basic	64,668	63,969	64,481	63,679
Diluted	65,141	64,264	64,941	64,123
Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(In thousands)

	Nine months ended
	June 30,
	2011	2010
Cash flows from operating activities
Net income	$116,278	$34,717
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,336	14,029
Sale of intellectual property rights	—	(7,840)
Stock-based compensation	5,211	4,889
Amortization of premium on marketable securities	1,534	626
Undistributed (earnings) losses of joint ventures	(1,618)	303
(Gain) loss on disposal of long-lived assets	24	(4)
Sale of contract manufacturing business	(45,009)	—
Loss on investment	—	191
Changes in operating assets and liabilities, net of acquisitions and disposals:
Accounts receivable	(461)	(33,946)
Inventories	(11,248)	(33,683)
Prepaid expenses and other current assets	3,245	(3,065)
Accounts payable	(11,812)	44,256
Deferred revenue	(1,410)	1,598
Accrued warranty and retrofit costs	(638)	1,769
Accrued compensation and benefits	(72)	(2,433)
Accrued restructuring costs	(2,943)	(3,043)
Accrued expenses and other	3,802	(482)

Net cash provided by operating activities	67,219	17,882

Cash flows from investing activities
Purchases of property, plant and equipment	(4,163)	(1,908)
Purchases of marketable securities	(145,821)	(95,722)
Sale/maturity of marketable securities	78,644	67,492
Increase in restricted cash	(760)	—
Proceeds from the sale of the contract manufacturing business	75,664	—
Proceeds from assets sold	4,372	—
Acquisition of RTS Life Sciences, net of cash acquired	(3,381)	—
Proceeds from the sale of intellectual property rights	—	7,840
Purchase of intangible assets	—	(892)
Other	—	243

Net cash provided by (used in) investing activities	4,555	(22,947)

Cash flows from financing activities
Proceeds from issuance of common stock, net of issuance costs	681	609

Net cash provided by financing activities	681	609

Effects of exchange rate changes on cash and cash equivalents	837	(542)

Net increase (decrease) in cash and cash equivalents	73,292	(4,998)
Cash and cash equivalents, beginning of period	59,823	59,985

Cash and cash equivalents, end of period	$133,115	$54,987

Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

Notes on Non-GAAP Financial Measures:
The information in this press release is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to-period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and not rely on any single measure.
The press release includes financial measures which exclude the effects of non-recurring income and special charges such as restructuring charges and gains or losses on investments. Management believes these measures are useful to investors because it eliminates accounting charges that do not reflect Brooks’ day-to-day operations. A table reconciling income and diluted earnings per share from operations is presented below:
Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com

	Quarter ended
	June 30, 2011		March 31, 2011		June 30, 2010
	$	per share	$	per share	$	per share
Net income attributable to Brooks Automation, Inc.	$66,183	$1.02	$26,585	$0.41	$16,572	$0.26

Purchase accounting impact on contracts acquired	313	0.00	—	—	—	—
Restructuring charges	97	0.00	246	0.00	288	0.00
Gain on sale of contract manufacturing, net of tax	(42,588)	(0.65)	—	—	—	—
Litigation settlement	(664)	(0.01)	—	—	—	—

Adjusted net income attributable to Brooks Automation, Inc.	23,341	0.36	26,831	0.41	16,860	0.26

Stock-based compensation	1,595	0.02	2,407	0.04	1,328	0.02

Adjusted net income attributable to Brooks Automation, Inc. — excluding stock- based compensation	$24,936	$0.38	$29,238	$0.45	$18,188	$0.28

	Nine Months Ended
	June 30, 2011		June 30, 2010
	$	per share	$	per share
Net income attributable to Brooks Automation, Inc.	$116,254	$1.79	$34,806	$0.54

Purchase accounting impact on contracts acquired	313	0.00	—	—
Restructuring charges	557	0.01	2,294	0.04
Gain on sale of contract manufacturing, net of tax	(42,588)	(0.66)	—	—
Litigation settlement	(664)	(0.01)	—	—
Sale of intellectual property rights, net of tax	—	—	(7,519)	(0.12)
Loss on investment	—	—	191	0.00
One-time income tax benefit	—	—	(3,899)	(0.06)

Adjusted net income attributable to Brooks Automation, Inc.	$73,872	1.14	$25,873	0.40

Stock-based compensation	5,211	0.08	4,889	0.08

Adjusted net income attributable to Brooks Automation, Inc. — excluding stock- based compensation	$79,083	$1.22	$30,762	$0.48

	Quarter ended			Nine months ended
	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2011	2011	2010	2011	2010
Net income attributable to Brooks Automation, Inc.	$66,183	$26,585	$16,572	116,254	34,806

Less: Interest income	(350)	(261)	(221)	(886)	(814)
Add: Interest expense	10	28	7	39	34
Add: Income tax provision (benefit)	3,300	1,035	(35)	5,323	(2,219)
Add: Depreciation	2,990	3,109	3,597	9,444	11,144
Add: Amortization of completed technology	539	480	479	1,498	1,408
Add: Amortization of acquired intangible assets	495	449	493	1,394	1,477
Add: Stock-based compensation	1,595	2,407	1,328	5,211	4,889
Add: Restructuring charges	97	246	288	557	2,294
Add: Loss on investment	—	—	—	—	191
Add: Purchase accounting impact on contracts acquired			313	313	—
Less: Gain on sale of contract manufacturing, pre-tax			(45,009)	(45,009)	—
Less: Litigation settlement				(664)	(664)
Less: Sale of intellectual property rights, pre-tax	—	—	—	—	(7,840)

Adjusted EBITDA	$29,499	$34,078	$22,508	$93,474	$45,370

Brooks Automation, Inc. t 15 Elizabeth Drive t Chelmsford, Massachusetts 01824 t (978)262-2400 t www.brooks.com